UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013

COMMAND SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-33525 (Commission File Number)	14-1626307 (I.R.S. Employer Identification No.)

	512 Herndon Parkway, Suite A Herndon, Virginia (Address of principal executive offices)	20170 (Zip Code)

(703) 464-4735 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2013, the Board of Directors (the “Board”) of Command Security Corporation (the “Company”) adopted an amendment to the Company’s by-laws that amended Section 2 of Article II (the “Amendment”) thereof. The Amendment, effective as of September 19, 2013, changes the date and time set in the by-laws for the annual meeting of shareholders from 10:00 am on the fourth Wednesday in July to such date and time as shall be determined by the board of directors.

The foregoing description of the Amendment is only a summary of the material terms of the Amendment and is qualified in its entirety by reference to the full text of the Company’s by-laws, as amended, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 19, 2013. At the Annual Meeting, Mr. Craig Coy and Ms. Janet Steinmayer were re-elected to serve as Class I directors of the Company until the Annual Meeting in 2015. Additionally, the appointment of D’Arcangelo & Co., LLP as the Company’s independent auditor for the year ending March 31, 2014 was ratified by the shareholders. The shareholders also approved, on an advisory basis, the compensation of the executive officers of the Company and the frequency for the advisory vote on executive compensation as every three years.  The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1: Election of Directors

NAME	FOR	WITHHELD	BROKER NON-VOTES

Craig P. Coy	5,057,825	21,755	3,144,731
Janet L. Steinmayer	5,057,548	22,032	3,144,731

Proposal No. 2: Ratification of Appointment of Independent Auditors

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

8,107,980	113,920	2,411	N/A

Proposal No. 3: Approval, on an advisory basis, of the compensation of the named executive officers of the Company:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

5,036,097	27,383	16,100	3,144,731

Proposal No. 4: Approval, on an advisory basis, of the frequency of the shareholder vote to approve the compensation of the named executive officers of the Company:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES

2,205,184	9,600	2,852,541	12,255	3,144,731

In accordance with the voting results, the Company intends to provide shareholders with an opportunity to cast an advisory vote on executive compensation every three years until the next required advisory vote on the frequency of future advisory votes on executive compensation. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to provide shareholders the opportunity to cast an advisory vote on the frequency of shareholder advisory approval of executive compensation at least once every six calendar years.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	By-laws of Command Security Corporation, as amended September 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND SECURITY CORPORATION

	By:	/s/ N. Paul Brost
Dated: September 25, 2013	Name:	N. Paul Brost
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	By-laws of Command Security Corporation, as amended September 19, 2013